Exhibit 99.9
                                                                       Exhibit 4
 ===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)
             -------------------------------------------------------

                         U.S. BANK NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

          180 East Fifth Street
          St. Paul, Minnesota                            55101
---------------------------------------         ------------------------
(Address of principal executive offices)               (Zip Code)

                                  Frank Leslie
                         U.S. Bank National Association
                              180 East Fifth Street
                               St. Paul, MN 55101
                                 (651) 244-8677
            (Name, address and telephone number of agent for service)

                            Ferrellgas Partners L.P.
                        Ferrellgas Partners Finance Corp.
                     (Issuer with respect to the Securities)

               Delaware                               43-1698480
               Delaware                               43-1742520
   --------------------------------          ----------------------------
     (State or other jurisdiction         (I.R.S. Employer Identification No.)
   of incorporation or organization)


          One Liberty Plaza
          Liberty, Missouri                            64068
---------------------------------------         ------------------------
(Address of principal executive offices)               (Zip Code)



                                 Debt Securities
                       (Title of the Indenture Securities)


 -------------------------------------------------------------------------------

                                    FORM T-1
                                    --------


Item 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

                    a) Name and address of each examining or supervising authority to which it is subject.
                            Comptroller  of the  Currency
                            Washington, D.C.

                    b) Whether it is  authorized  to  exercise  corporate  trust powers.
                            Yes

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
                  None

Items3-15   Items 3-15 are not  applicable  because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

              1.   A copy of the Articles of Association of the Trustee.*

              2. A copy of the certificate of authority of the Trustee to commence business.*

              3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

              4.  A copy of the existing bylaws of the Trustee.*

              5.  A copy of each Indenture referred to in Item 4.
                  Not applicable.

              6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

              7. Report of Condition of the Trustee as of December 31, 2001, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.



       * Incorporated by reference to Registration Number 333-67188.

                                      NOTE

     The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.



                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of St. Paul, State of Minnesota on the 20th day of September, 2002.


                                       U.S. BANK NATIONAL ASSOCIATION

                                       By: /s/ Frank P. Leslie III
                                          --------------------------------------
                                          Frank P. Leslie III
                                          Vice President




By: /s/ Lori-Anne Rosenberg
    -----------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President

                                    Exhibit 6
                                   -----------
                                     CONSENT


     In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


Dated:  September 20, 2002


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By: /s/ Frank P. Leslie III
                                                --------------------------------
                                                Frank P. Leslie III
                                                Vice President




By: /s/ Lori-Anne Rosenberg
    -----------------------------------
    Lori-Anne Rosenberg
    Assistant Vice President

                                    Exhibit 7
                                    ---------
                         U.S. Bank National Association
                        Statement of Financial Condition
                                 As of 6/30/2002

                                    ($000's)


                                                                      6/30/2002
                                                                      ---------
Assets
     Cash and Due From Depository Institutions                       $7,701,764
     Federal Reserve Stock                                                    0
     Securities                                                      30,378,793
     Federal Funds                                                      894,653
     Loans & Lease Financing Receivables                             11,796,073
     Fixed Assets                                                     1,645,483
     Intangible Assets                                                8,367,221
     Other Assets                                                     6,633,874
                                                                     ----------
         Total Assets                                              $167,417,861

Liabilities
     Deposits                                                      $109,744,434
     Fed Funds                                                        2,967,542
     Treasury Demand Notes                                                    0
     Trading Liabilities                                                205,636
     Other Borrowed Money                                            25,663,586
     Acceptances                                                        164,926
     Subordinated Notes and Debentures                                5,332,594
     Other Liabilities                                                4,131,747
                                                                    -----------
     Total Liabilities                                             $148,210,465

Equity
     Minority Interest in Subsidiaries                                 $989,046
     Common and Preferred Stock                                          18,200
     Surplus                                                         11,310,529
     Undivided Profits                                                6,889,621
                                                                    -----------
Total Equity Capital                                                $19,207,396

Total Liabilities and Equity Capital                               $167,417,861

--------------------------------------------------------------------------------

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By: /s/ Frank P. Leslie III
    ----------------------------------
    Vice President

Date:  September 20, 2002